Segment Reporting (Details)	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
Description of segment reporting	The Group’s chief operating decision maker, the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and accessing performance of the Group as a whole and hence, the Group has only one reportable segment.
Chief executive officer	Chief Executive Officer
Reportable segment	1